                                                                    EXHIBIT 10.1

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

                                  BY AND AMONG

                           ATP OIL & GAS CORPORATION,
                                  as Borrower,

                                  BNP PARIBAS,
                            as Administrative Agent,

                        UNION BANK OF CALIFORNIA, N.A.,
                             as Syndication Agent,

                                      and

                          THE LENDERS SIGNATORY HERETO


                        Effective as of October 1, 2001

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
ARTICLE I        DEFINITIONS................................................  1
 Section 1.01    Terms Defined Above........................................  1
 Section 1.02    Terms Defined in Credit Agreement..........................  1
 Section 1.03    Other Definitional Provisions..............................  1

ARTICLE II       AMENDMENTS TO CREDIT AGREEMENT.............................  2
 Section 2.01    Amendments and Supplements to Definitions..................  2
 Section 2.02    Amendments to Article II...................................  2
 Section 2.03    Amendments to Article III..................................  3
 Section 2.04    Amendments to Article VIII.................................  3
 Section 2.05    Amendments to Article IX...................................  4

ARTICLE III      CONDITIONS.................................................  4
 Section 3.01    Loan Documents.............................................  4
 Section 3.02    Corporate Proceedings of Loan Parties......................  4
 Section 3.03    Representations and Warranties.............................  4
 Section 3.04    No Default.................................................  4
 Section 3.05    No Change..................................................  5
 Section 3.06    Security Instruments.......................................  5
 Section 3.07    Amendment Fee..............................................  5
 Section 3.08    Legal Fees of Administrative Agent's Counsel...............  5
 Section 3.09    Other Instruments or Documents.............................  5

ARTICLE IV       MISCELLANEOUS..............................................  5
 Section 4.01    Adoption, Ratification and Confirmation of Credit Agreement  5
 Section 4.02    Successors and Assigns.....................................  5
 Section 4.03    Counterparts...............................................  5
 Section 4.04    Number and Gender..........................................  5
 Section 4.05    Entire Agreement...........................................  6
 Section 4.06    Invalidity.................................................  6
 Section 4.07    Titles of Articles, Sections and Subsections...............  6
 Section 4.08    Use of Unscheduled Redetermination.........................  6
 Section 4.09    Governing Law..............................................  6

                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

     This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment")
                                                      ----------------
executed effective as of the 1st day of October, 2001 (the "Effective Date"), is
                                                            --------------
by and among ATP OIL & GAS CORPORATION, a corporation formed under the laws of the State of Texas (the "Borrower"); each of the lenders that is a signatory
                         --------
hereto or which becomes a signatory hereto and to the hereinafter described Credit Agreement as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, a "Lender" and,
                                                            ------
collectively, the "Lenders"); BNP PARIBAS, a financial institution formed under
                   -------
the laws of France (in its individual capacity, "Paribas"), as agent for the
                                                 -------
Lenders (in such capacity, together with its successors in such capacity, the

"Administrative Agent"); and UNION BANK OF CALIFORNIA, N.A., as syndication
---------------------
agent.

                                R E C I T A L S
                                ---------------

     A. The Borrower, Administrative Agent and Lenders are parties to that certain Credit Agreement dated as of April 27, 2001 as amended and supplemented by that certain (i) First Amendment to Credit Agreement dated as of June 29, 2001, (ii) Second Amendment to Credit Agreement dated as of June 29, 2001 and
(iii) Third Amendment to Credit Agreement dated as of June 30, 2001, (the "Credit Agreement"), pursuant to which the Lenders agreed to make loans to and
 ----------------
extensions of credit on behalf of the Borrower.

     B. The Borrower and the Lenders desire to amend the Credit Agreement in the particulars hereinafter provided.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01  Terms Defined Above.  As used in this Fourth Amendment, each
                   -------------------
of the terms defined in the opening paragraph and the Recitals above shall have the meaning assigned to such terms therein.

     Section 1.02  Terms Defined in Credit Agreement.  Each term defined in the
                   ---------------------------------
Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

     Section 1.03  Other Definitional Provisions.
                   -----------------------------

     (a) The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Fourth Amendment shall refer to this Fourth Amendment as a whole and not to any particular Article, Section, subsection or provision of this Fourth Amendment.

     (b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Fourth Amendment unless otherwise specified.

                                   ARTICLE II

                         AMENDMENTS TO CREDIT AGREEMENT

     The Borrower, the Administrative Agent, and the Lenders agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars.

     Section 2.01  Amendments and Supplements to Definitions.
                   -----------------------------------------

     (a) The following term, which is defined in Section 1.02 of the Credit Agreement, is hereby amended in its entirety to read as follows:

              "Agreement" shall mean this Credit Agreement, as amended and
               ---------
     supplemented by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment and as the same may from time to time be further amended or supplemented.

     (b) Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions where alphabetically appropriate, which read in their entirety as follows:

              "Fourth Amendment" shall mean that certain Fourth Amendment to
               ----------------
     Credit Agreement dated as of October 1, 2001, by and among the Borrower, the Administrative Agent and the Lenders.

          Section 2.02  Amendments to Article II.
                        ------------------------

     (a) Section 2.01(c) of the Credit Agreement is hereby amended by adding as the last sentence thereof the following sentence:

              "Notwithstanding anything contained in this Agreement to the contrary, from and after the effective date of the Fourth Amendment, no LIBOR Loans shall be permitted to remain outstanding or be made until the Administrative Agent sends written notice to the Borrower that LIBOR Loans shall be permitted."

          (b) Section 2.08(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

              "(a) Generally. The Borrowing Base and the Monthly Reduction
                   ---------
     Amount shall be determined in accordance with Section 2.08(b) by the Administrative Agent with the concurrence of the Lenders and is subject to redetermination in accordance with Section 2.08(d). Upon any redetermination of the Borrowing Base or the Monthly Reduction Amount, such redetermination shall remain in effect until the next successive Redetermination Date; provided, however, the then effective Borrowing Base shall reduce on
          --------  -------
          the first day of each month by the then effective Monthly Reduction Amount. So long as any of the Commitments are in effect or any LC Exposure or Loans are outstanding hereunder, this facility shall be governed by the then effective Borrowing Base and Monthly Reduction Amount. During the period from and after the effective date of the Fourth Amendment until the next redetermination thereof pursuant to
          Section 2.08(d) or adjustment pursuant to Section 8.08(c), the amount of the Borrowing Base shall be $50,000,000, as reduced on a cumulative basis on the first day of each month following such effective date by the applicable Monthly Reduction Amount. The Monthly Reduction Amount shall be $4,000,000 (or the outstanding principal balance of the Loans, if less than $4,000,000) each month until the next redetermination thereof pursuant to Section 2.08(d). Schedule 2.08(a)
                                                               ----------------
          attached to the Fourth Amendment sets forth, on a month by month basis, the Monthly Reduction Amount for each month and the resulting then effective Borrowing Base. Schedule 2.08(a) shall be amended, and
                                         ----------------
          a revised Schedule 2.08(a) distributed by the Administrative Agent to
                    ----------------
          the Borrower and each Lender, upon any redetermination of the Borrowing Base or Monthly Reduction Amount that necessitates a revised
          Schedule 2.08(a). No delay for any reason whatsoever in a
          ----------------
          redetermination of the Monthly Reduction Amount shall affect the Borrower's obligations under Section 2.07(b)(iii)."

          Section 2.03  Amendments to Article III. Section 3.02(c) of the Credit
                        -------------------------
Agreement is hereby amended in its entirety to read as follows:

                   "(c) Due Dates. Accrued interest on Base Rate Loans shall be
                        ---------
          payable monthly on the first day of each month commencing October 1, 2001, and accrued interest on each LIBOR Loan shall be payable on the last day of the Interest Period therefor and, if such Interest Period is longer than three months, at three-month intervals following the first day of such Interest Period, except that interest payable at the Post-Default Rate shall be payable from time to time on demand and interest on any LIBOR Loan that is converted into a Base Rate Loan (pursuant to Section 5.04) shall be payable on the date of conversion (but only to the extent so converted). Any accrued and unpaid interest on the Loans on the Termination Date shall be paid on such date."

          Section 2.04  Amendments to Article VIII.  Article VIII of the Credit
                        --------------------------
Agreement is hereby amended by adding thereto new Section 8.12 to read in its entirety as follows:

          "Section 8.11 Hedging Agreements. The Borrower shall maintain all
                        ------------------
          Hedging Agreements in effect on the effective date of the Fourth Amendment and in addition thereto, the Borrower shall enter into and maintain Hedging Agreements or other contractual agreements, in form and substance reasonably satisfactory to the Majority Lenders, pursuant to which at least 5,000,000 cubic feet per day of gas production from the Borrower's Oil and Gas Properties is hedged for the period of November 1, 2001 through February 29, 2004 for a net realized price of not less than $3.00 per mcf."

          Section 2.05 Amendments to Article IX.  Section 9.14 of the Credit
                       ------------------------
Agreement is hereby amended by replacing the first sentence thereof with the following sentence:

          "The Borrower will not permit its Debt Ratio as of the end of any fiscal quarter of the Borrower (calculated quarterly at the end of each fiscal quarter) to be greater than 3.0 to 1.0."

                                  ARTICLE III

                                   CONDITIONS

          The enforceability of this Fourth Amendment against the Administrative Agent and the Lenders is subject to the satisfaction of the following conditions precedent:

          Section 3.01 Loan Documents. The Administrative Agent shall have
                       --------------
received multiple original counterparts, as requested by the Administrative Agent, of this Fourth Amendment executed and delivered by a duly authorized officer of the Borrower, the Administrative Agent, each Lender.

          Section 3.02 Corporate Proceedings of Loan Parties. The Administrative
                       -------------------------------------
Agent shall have received multiple copies, as requested by the Administrative Agent, of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of the Borrower, authorizing the execution, delivery and performance of this Fourth Amendment and the other Loan Documents referenced in Section 3.01 hereof, each such copy being attached to an original certificate of the Secretary or an Assistant Secretary of the Borrower, dated as of the date of execution of this Fourth Amendment, certifying (i) that the resolutions attached thereto are true, correct and complete copies of resolutions duly adopted by written consent or at a meeting of the Board of Directors, (ii) that such resolutions constitute all resolutions adopted with respect to the transactions contemplated hereby, (iii) that such resolutions have not been amended, modified, revoked or rescinded as of the date of execution of this Fourth Amendment, (iv) that the articles of incorporation and bylaws of the Borrower have not been amended or otherwise modified since the effective date of the Credit Agreement, except pursuant to any amendments attached thereto, and (v) as to the incumbency and signature of the officer of the Borrower executing this Fourth Amendment.

          Section 3.03 Representations and Warranties. Except as affected by the
                       ------------------------------
transactions contemplated in the Credit Agreement and this Fourth Amendment, each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date.

          Section 3.04 No Default.  No Default or Event of Default shall have
                       ----------
occurred and be continuing as of the Effective Date, except for any such Default or Event of Default arising from a failure by the Borrower to be in compliance with financial covenants as of September 30, 2001, which compliance with such covenants cannot be determined until the books of the Borrower are closed for the period ending September 30, 2001.

     Section 3.05  No Change.  No event shall have occurred since December 31,
                   ---------
2000, which, in the reasonable opinion of the Lenders, could have a Material Adverse Effect.

     Section 3.06  Security Instruments.  All of the Security Instruments shall
                   --------------------
be in full force and effect and provide to the Administrative Agent and the Lenders the security intended thereby to secure the Obligations.

     Section 3.07  Amendment Fee.  The Borrower shall have paid to the
                   -------------
Administrative Agent for the benefit of the Lenders an amendment fee of $100,000.

     Section 3.08  Legal Fees of Administrative Agent's Counsel.  The Borrower
                   --------------------------------------------
shall have paid all reasonable fees and expenses of the Administrative Agent's legal counsel and other consultants pursuant to all invoices presented for payment on or prior to the Effective Date.

     Section 3.09  Other Instruments or Documents.  The Administrative Agent or
                   ------------------------------
any Lender or counsel to the Administrative Agent shall receive such other instruments or documents as they may reasonably request.

                                   ARTICLE IV

                                 MISCELLANEOUS

     Section 4.01  Adoption, Ratification and Confirmation of Credit Agreement.
                   -----------------------------------------------------------
Each of the Borrower, the Administrative Agent, and the Lenders does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

     Section 4.02  Successors and Assigns.  This Fourth Amendment shall be
                   ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

     Section 4.03  Counterparts.  This Fourth Amendment may be executed by one
                   ------------
or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Borrower, the Administrative Agent and the Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this Fourth Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Fourth Amendment by each necessary party hereto and shall constitute one instrument.

     Section 4.04  Number and Gender.  Whenever the context requires, reference
                   -----------------
herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

     Section 4.05  Entire Agreement.  This Fourth Amendment constitutes the
                   ----------------
entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Fourth Amendment.

     Section 4.06  Invalidity.  In the event that any one or more of the
                   ----------
provisions contained in this Fourth Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Fourth Amendment.

     Section 4.07  Titles of Articles, Sections and Subsections.  All titles or
                   --------------------------------------------
headings to Articles, Sections, subsections or other divisions of this Fourth Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

     Section 4.08  Use of Unscheduled Redetermination.  The Borrowing Base and
                   ----------------------------------
Monthly Reduction Amounts set forth in Section 2.02 of this Fourth Amendment are based on the unscheduled redetermination of the Borrowing Base and Monthly Reduction Amount requested by the Borrower and conducted by the Administrative Agent and the Lenders. The Administrative Agent hereby waives payment of the $10,0000 engineering fee that was due in connection with such unscheduled redetermination conditioned upon the execution of this Fourth Amendment and if payment of all fees and expenses required to be paid pursuant to the terms and conditions of this Fourth Amendment are paid concurrent with the execution of this Fourth Amendment. The Administrative Agent and the Lenders shall not be required at Borrower's request to conduct another unscheduled redetermination of the Borrowing Base or the Monthly Reduction Amount during calendar year 2001.
In lieu of the redetermination of the Borrowing Base and Monthly Reduction Amount scheduled, pursuant to Section 2.08(d), to occur on or around the first Business Day of October, 2001, the Lenders shall redetermine the amount of the Borrowing Base and the Monthly Reduction Amount in accordance with Section 2.08(b) on or around the last Business Day of October, 2001.

     Section 4.09  Governing Law.  This Fourth Amendment shall be deemed to be a
                   -------------
contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

     This Fourth Amendment, the Credit Agreement, as amended hereby, the Notes, and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

There are no unwritten oral agreements between the parties.

                        [SIGNATURES BEGIN ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

BORROWER:                                         ATP OIL & GAS CORPORATION


                                                  By: /s/ T. Paul Bulmahn
                                                     -------------------------
                                                      T. Paul Bulmahn
                                                      President

LENDER AND ADMINISTRATIVE           BNP PARIBAS, individually and
AGENT:                              as Administrative Agent


                                    By:    /s/ Brian M. Malone
                                       ------------------------
                                    Name:  Brian M. Malone
                                    Title: Managing Director



                                    By:    /s/ Betsy Jocher
                                       ------------------------
                                    Name:  Betsy Jocher
                                    Title: Vice President

LENDER AND SYNDICATION              UNION BANK OF CALIFORNIA, N.A.,
AGENT:                              individually and as Syndication Agent


                                    By:    /s/ Sean Murphy
                                       -----------------------------
                                    Name:  Sean Murphy
                                    Title: Assistant Vice President


                                    By:    /s/ Ali Ahmed
                                       -----------------------------
                                    Name:  Ali Ahmed
                                    Title: Assistant Vice President

                                Schedule 2.08(a)
                                ----------------

                  Borrowing Base and Monthly Reduction Amount



                Date                     Monthly Reduction          Borrowing Base
                ----                     -----------------          --------------
                                              Amount
                                              ------
              10-01-01                       None                  $50,000,000
              11-01-01                    $4,000,000               $46,000,000
              12-01-01                    $4,000,000               $42,000,000
              01-01-02                    $4,000,000               $38,000,000
              02-01-02                    $4,000,000               $34,000,000
              03-01-02                    $4,000,000               $30,000,000
              04-01-02                    $4,000,000               $26,000,000
              05-01-02                    $4,000,000               $22,000,000
              06-01-02                    $4,000,000               $18,000,000
              07-01-02                    $4,000,000               $14,000,000
              08-01-02                    $4,000,000               $10,000,000
              09-01-02                    $4,000,000               $ 6,000,000
              10-01-02                    $4,000,000                 2,000,000
              11-01-02                    $2,000,000                   --0--